  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 1,
1996


                                   Registration Nos. 2-74561 and 811-3299
-------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                            ----------------------

                                   FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ ]
     Pre-Effective Amendment No. ___                                  [ ]

     Post-Effective Amendment No.  15                                 [X]
                                  ----

                                    AND/OR

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [ ]

     Amendment No.  15                                                [X]
                   ----

                         STATE BOND MONEY FUNDS, INC.
               (FORMERLY STATE BOND CASH MANAGEMENT FUND, INC.)
              (Exact Name of Registrant as Specified in Charter)

                           100 North Minnesota Street
                                  P.O. Box 69
                         New Ulm, Minnesota 56073-0069
       (Address of Registrant's Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including Area Code:  (507) 354-2144

        Kevin L. Howard, Esq.                                   Copies to:
    515 Market Street, 8th floor                          Joel H. Goldberg, Esq.
      Louisville, KY  40202-3319                 Shereff, Friedman, Hoffman & Goodman, LLP
(Name and Address of Agent for Service)                      919 Third Avenue
                                                         New York, New York  10022

                    ---------------------------------------

It is proposed that this filing will become effective (check appropriate box):

     [ ]    immediately upon filing pursuant to paragraph (b)
     [ ]    on (date) pursuant to paragraph (b)
     [ ]    60 days after filing pursuant to paragraph (a)(1)

     [X]    on December 1, 1996 pursuant to paragraph (a)(1)
     [ ]    75 days after filing pursuant to paragraph (a)(2)
     [ ]    on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Pursuant to Rule 24f-2(a)(1) under the Investment Company Act of 1940, the Registrant has registered an indefinite number or amount of its securities under the Securities Act of 1933. Registrant has filed a notice under such rule for its fiscal year ended July 31, 1996 within 60 days of such date.

CROSS-REFERENCE SHEET PURSUANT TO RULE 481(a) UNDER THE SECURITIES ACT OF 1933

N-IA Item No.
-------------
Part A

     Item 1.  Cover Page..............................................Cover Page
     Item 2.  Synopsis...................................Shareholder Transaction
                                                     and Operating Expense Table
     Item 3.  Condensed Financial Information...............Financial Highlights
     Item 4.  General Description of Registrant..............General Information
                                      About State Bond Tax Exempt Fund; What Are
                           the Fund's Investment Objectives, Policies and Risks?
     Item 5.  Management of the Fund....................How Is the Fund Managed?
     Item 6.  Capital Stock and Other Securities.......General Information About
                                                State Bond Cash Management Fund;
                                                How Does the Fund Pay Dividends?
                                    What Is the Federal Tax Status of Dividends?
     Item 7.  Purchase of Securities Being Offered............How Can You Invest
                                                                    in the Fund?
                                When Does Your Purchase Begin Earning Dividends?
                                    How Does the Fund's Exchange Privilege Work?
                                    How Does the Fund Pay Distribution Expenses?
     Item 8.  Redemption of Repurchase...............How Can Shares Be Redeemed?
     Item 9.  Legal Proceedings...................................Not Applicable

Part B

     Item 10.  Cover Page.............................................Cover Page
     Item 11.  Table of Contents...............................Table of Contents
     Item 12.  General Information and History.........General Information About
                                                 State Bond Cash Management Fund
     Item 13.  Investment Objectives and Policies............What Are the Fund's
                                                           Investment Objectives
                                                                   and Policies?
                                      What Are the Funds Investment Limitations?
     Item 14.  Management of the Registrant..........................Who Manages
                                                                       the Fund?
     Item 15.  Control Persons and Principal Holders of Securities...Who Manages
                                                                       the Fund?
     Item 16.  Investment Advisory and Other Services................Who Manages
                                                         the Fund?; The Manager;
                                              Management Agreement and Expenses;
                                                      Transfer Agent; Custodian;
                                                            Independent Auditors
     Item 17.  Brokerage Allocation..........See "What Are the Fund's Investment
                                                            Objectives, Policies
                              and Risks? -Securities Trading" in the Prospectus.
     Item 18.  Capital Stock and Other Securities.......See "What Kind of Shares
                                         Does the Fund Offer?" in the Prospectus

     Item 19.  Purchase, Redemption and Pricing of Securities
                Being Offered..............See "How Can You Invest in the Fund?"
                                    In the Prospectus; Redemption of Shares; How
                                    Is Net Asset Value Per Share Determined?
     Item 20.  Tax Status........................................What Is the Tax
                                                             Status of the Fund?
                                  Will the Fund Withhold Taxes on Distributions?
     Item 21.  Underwriters............Does the Fund Bear Distribution Expenses?
     Item 22.  Calculation of Performance Data..............Calculation of Yield
     Item 23.  Financial Statements.........................Financial Statements

Part C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.

                                                                      PROSPECTUS

                        STATE BOND CASH MANAGEMENT FUND
                          100 North Minnesota Street
                                  P.O. Box 69
                        New Ulm, Minnesota 56073-0069.
                             Phone: (507) 354-2144

                                                                December 1, 1996

State Bond Cash Management Fund (the "Fund") is a mutual fund which seeks high
current income, preservation of capital, and liquidity.   The Fund is a money
market mutual fund. The Fund is the only investment portfolio of State Bond Money Funds, Inc. In pursuing its goals, the Fund invests in high-quality money market instruments. To the extent the Fund emphasizes preservation of capital and liquidity, current income could be lessened. Shares of the Fund are issued at net asset value without a sales charge or redemption fee.

This Prospectus concisely sets forth information about the Fund which investors should know before investing. Please read it carefully before you invest and keep it for future reference.

Additional information about the Fund is contained in a Statement of Additional Information filed with the Securities and Exchange Commission, and is available upon request and without charge by calling or writing the Fund at 800-328-4735, 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference in its entirety.

An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER FEDERAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                           Page
                                                                           ----
Shareholder Transaction And Operating Expense Table

Financial Highlights

What Are The Fund's Investment Objectives, Policies and Risks?

How Is The Fund Managed?

How Can You Invest In The Fund?

When Is Your Purchase Effective?

When Does Your Purchase Begin Earning Dividends?

How Can Shares Be Redeemed?

How Does the Fund's Exchange Privilege Work?

How Does the Fund Pay Dividends?

What Is The Federal Tax Status Of Dividends You Receive?

How Does The Fund Pay Distribution Expenses?

Who Are the Fund's Accounting Agent and Custodian?

What Services Does the Fund Provide?

General Information About State Bond Cash Management Fund

Yield

              SHAREHOLDER TRANSACTION AND OPERATING EXPENSE TABLE

                        SHAREHOLDER TRANSACTION EXPENSES


Maximum Sales Load Imposed on Purchase (as a percentage of offer price)... 0.00%

                         ANNUAL FUND OPERATING EXPENSES
                 (As a percentage of average daily net assets)


Management Fee (After Expense Reimbursement)..............................  .09%

12b-1 Fee (After Expense Reimbursement)...................................  .04%
Other Expenses (After Expense Reimbursement)..............................  .67%
                                                                            ---
   Total Fund Operating Expenses (After Expense Reimbursements)...........  .80%
                                                                            ===

A fee of $10 will be charged upon any redemption by wire transfer. See "How Can Shares Be Redeemed?"


EXAMPLE:                                                            1 Year    3 Years    5 Years    10 Years
                                                                    ------    -------    -------    --------
You would pay the following aggregate expenses on a
$1,000 investment, assuming: (1) 5% annual return and
(2) redemption at the end of each time period: ...................    $8        $26        $44        $99


Note: This Example is not a representation of past or future expenses and actual expenses may be more or less than those shown above.

The purpose of the above table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. The expense information in the above table is based upon expenses incurred by the Fund during its fiscal year ended July 31, 1996. The above operating expenses are net of expense reimbursements. Without such reimbursements, the management fee would have been .40%, the 12b-1 fee would have been .20%, the other expenses would have been 2.97% and total expenses would have been 3.57%. For more information concerning fees and expenses, see "How Is The Fund Managed?" and "Does The Fund Bear Distribution Expenses?"

                              FINANCIAL HIGHLIGHTS

The information presented below for the fiscal years ended July 31, 1996 and 1995 has been audited by Ernst & Young LLP, independent auditors for the Fund, and the financial statements of the Fund, along with the report of Ernst & Young LLP thereon, are set forth in the Statement of Additional Information. The information presented below for each fiscal year in the eight-year period ended July 31, 1994 has been audited by the previous auditors for the Fund. Further information about the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or writing the Fund at the telephone number or address on the front cover of this Prospectus.



                PER SHARE INVESTMENT INCOME AND CAPITAL CHANGES
                 (For a share outstanding throughout the year)

                              YEAR ENDED JULY 31

                                          1996     1995#     1994     1993     1992     1991      1990     1989     1988     1987
                                         -------  -------  --------  -------  -------  -------  --------  -------  -------  -------

Net asset value, beginning of year.....    1.00   $ 1.00   $ 1.00    $ 1.00   $ 1.00   $ 1.00   $  1.00   $ 1.00   $ 1.00   $ 1.00

Income from investment operations
  Net investment income................     .05      .04      .03       .02      .04      .06       .08      .08      .06      .05

  Less distributions:
   From net investment income..........    (.05)    (.04)    (.03)     (.02)    (.04)    (.06)     (.08)    (.08)    (.06)    (.05)
                                         ------   ------   ------    ------   ------   ------   -------   ------   ------   ------

   Net asset value, end of  year.......  $ 1.00   $ 1.00   $ 1.00    $ 1.00   $ 1.00   $ 1.00   $  1.00   $ 1.00   $ 1.00   $ 1.00
                                         ======   ======   ======    ======   ======   ======   =======   ======   ======   ======

Total Return...........................    4.72%    4.51%    2.54%     2.40%    3.74%    6.28%     7.82%    8.34%    6.20%    5.31%

Ratios and Supplemental Data
   Net assets, end of year (in
    thousands).........................  $3,219   $2,718   $2,020    $3,657   $4,770   $9,378   $11,750   $8,742   $6,971   $4,704

   Ratio of expenses to average
    net assets.........................     .80%     .80%     .80%      .80%     .90%    1.00%     1.00%    1.00%    1.00%    1.00%

   Ratio of net investment income
    to average net assets..............    4.58%    4.49%    2.55%     2.38%    3.71%    6.19%     7.52%    8.10%    6.05%    5.17%

   Ratio of expenses to average net
    assets before voluntary
    reimbursements.....................    3.57%    3.83%    3.38%     2.54%    1.99%    1.54%     1.52%    1.63%    1.58%    2.01%

   Ratio of net investment income to
    average net assets before
    voluntary reimbursements...........    1.81%    1.46%    (.01%)     .64%    2.91%    5.64%     7.00%    7.47%    5.46%    4.10%


# ARM Capital Advisors, Inc. began managing the investment operations of the Fund on June 14, 1995.

         WHAT ARE THE FUND'S INVESTMENT OBJECTIVES, POLICIES AND RISKS?

          The Fund's investment objectives are high current income, preservation of capital, and liquidity. There can be no assurance that the Fund's investment objectives will be attained. The value of securities in the Fund's portfolio generally can be expected to vary inversely to changes in prevailing interest rates. The Fund attempts to maintain a constant net asset value of $1.00 per share, although there is no assurance that it will always be able to do so.

          The Fund invests in high quality money market instruments, including the following:

  U.S. Government Obligations: Obligations issued by or guaranteed as to principal and interest by the United States, its agencies or instrumentalities, including Treasury bills, notes, and bonds. U.S. Treasury obligations differ mainly in their maturities. Treasury bills have a maturity of one year or less, Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities greater than five years. Some obligations of U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury. Securities of some U.S. Government instrumentalities are supported only by the credit of the issuer, to which the U.S. Government may not be legally obligated to provide financial support.

          Bank Obligations: Obligations, or instruments secured by such obligations, issued by U.S. domestic banks (including foreign branches), savings institutions, and foreign banks (including U.S. branches or agencies). These obligations include negotiable and non-negotiable certificates of deposit, bankers' acceptances, fixed time deposits, and letters of credit. Investments in such obligations will be limited to the obligations of (a) domestic banks and savings institutions having total assets over one billion dollars which are subject to regulatory supervision by the U.S. Government or state governments,
(b) domestic banks and savings institutions which are fully insured by the Federal Deposit Insurance Corporation, but only in an aggregate amount not to exceed 10% of the value of the Fund's total assets, and (c) the 50 largest foreign banks, in terms of assets, having branches or agencies in the United States. Fixed time deposits, unlike negotiable certificates of deposit, generally do not have a market and may be subject to penalties for early withdrawal of funds. However, it is the current policy of the Fund not to invest in fixed time deposits subject to withdrawal penalties, other than overnight deposits, if more than 10% of its assets would be invested in such deposits.

          Investments in foreign banks and foreign branches of United States banks involve certain risks. While domestic banks are required to maintain certain reserves and are subject to other regulations, those requirements and regulations may not apply to foreign branches. Investments in foreign banks and branches also may be subject to other risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits, and the establishment of exchange controls or other restrictions. Also, accounting and reporting standards may be different for foreign banks.

          Commercial Paper: Short-term unsecured promissory notes with maturities not exceeding nine months. Investments in rated commercial paper will be limited to those rated at the time of investment within the two highest grades by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or such other rating organizations as may be approved by the Fund's Board of Directors. Investments in unrated commercial paper will be limited to those issued or guaranteed as to payment of principal and interest by companies which have an existing debt security rated at the time of investment within the two highest grades by S&P or Moody's or such other rating organizations as may be approved by the Fund's Board of Directors.

          Corporate Debt Securities: Corporate debt securities (other than commercial paper). As is discussed below, Rule 2a-7 imposes a number of requirements upon investments in long-term securities.

          Rule 2a-7: The Fund is subject to the investment restrictions of Rule 2a-7 under the Investment Company Act of 1940 in addition to its other policies and restrictions discussed below. Rule 2a-7 requires that the Fund maintain an average weighted maturity of not more than 90 days and invest exclusively in securities that mature within 397 days. Rule 2a-7 also requires that all investments by the Fund be limited to United States dollar-denominated investments that: (1) present

"minimal credit risks," and (2) are at the time of acquisition "Eligible Securities." Eligible Securities include, among others,

securities that are rated by two Nationally Recognized Statistical Rating Organizations ("NRSROs") in one of the two highest categories for short-term debt obligations, such as A-1 or A-2 by S&P, or P-1 or P-2 or MIG-1 or MIG-2 by Moody's. Eligible Securities also include a long-term security if its issuer has received from two NRSROs a rating, with respect to a class of short-term debt obligations that currently is comparable in priority and security with the long-term security, in one of the two highest rating categories. It is the responsibility of the Manager of the Fund (see "How Is The Fund Managed?") to determine that the Fund's investments present only "minimal credit risks" and are Eligible Securities. The Board of Directors of the Fund has established written guidelines and procedures for the Manager and oversees the Manager's determination that the Fund's portfolio securities present only "minimal credit risk" and are Eligible Securities.

          Under Rule 2a-7, 95% of the assets of the Fund must be invested in Eligible Securities that are deemed First Tier Securities, which include, among others, securities rated by two NRSROs in the highest category (such as A-1 and P-1). Rule 2a-7 also requires that: (1) the Fund may not (with certain exceptions) invest more than 5% of its total assets in securities of a single issuer; and (2) the Fund's investment in Second Tier Securities of a single issuer may not exceed the greater of 1% of the Fund's total assets or $1,000,000. Repurchase agreements can be entered into only with regard to Government securities or securities that are rated in the highest rating category by two NRSROs.

          The Fund may engage in the following investment activities:

          Repurchase Agreements: The Fund may enter into repurchase agreements with broker-dealers and commercial banks. A repurchase agreement is an agreement under which the Fund will acquire a money market instrument, qualified for purchase by the Fund, subject to resale to the seller at an agreed upon price and date. Such resale price reflects an agreed upon return for the period of time the instrument is held by the Fund and is unrelated to the coupon (stated interest rate paid by the issuer) on the instrument. Repurchase agreements usually are for one week or less, but may be for longer periods. The Fund will not invest more than 10% of its net assets in repurchase agreements of more than one week's duration. Repurchase agreements will be fully collateralized. If, however, the seller defaults on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security has declined. The Fund might also incur disposition costs in liquidating the security. The Fund does not currently invest in repurchase agreements and it has no current intention of entering into such agreements.

          Lending of Portfolio Securities: The Fund may lend portfolio securities to brokers, dealers, and financial institutions provided that cash or equivalent collateral (fixed-income securities for which there is an established market) equal to at least 100% of the market value of the securities loaned is maintained by the borrower with the Fund. Lending of portfolio securities involves certain risks. As with other extensions of credit, there are risks of delay in recovery of loaned securities, or even loss of rights in collateral pledged by the borrower, should the borrower fail financially. The Fund also may experience a loss if upon the failure of a borrower to return loaned securities, the collateral is not sufficient in value or liquidity to cover the value of the loaned securities. During the time securities are on loan, the borrower will pay the Fund any income accruing thereon and the Fund may invest the cash collateral and earn additional income or may receive an agreed upon fee from the borrower who has delivered equivalent collateral. To the extent that the Fund invests cash collateral, the Fund may incur additional risk associated with the change in value of the invested collateral during the term of the loan. The Fund will not lend more than 25% of the value of its total assets, and it is not intended that payments received on account of interest paid on securities loaned will exceed 10% of the annual gross income of the Fund without offset for realized short-term capital losses, if any.

          Securities Trading: The Fund may trade investments to take advantage of short-term market movements. This may result in high portfolio turnover. The Fund does not anticipate incurring significant brokerage or transaction expenses since portfolio transactions ordinarily will be made directly with the issuer, a money market dealer or other dealers or other financial institutions on a net price basis.

          Investment Restrictions: In addition to the policies and limitations set forth above, the Fund is subject to certain other investment policies and limitations set forth more fully in the Statement of Additional Information. As a matter of fundamental policy, the Fund may not: (1) borrow money, except for temporary purposes and in an aggregate amount not in excess of 10% of the value of the total assets of the Fund, provided that borrowings in excess of 5% of such value are permitted from banks only, and that the Fund will not purchase securities when borrowings exceed 5% of such value;
(2) invest more than 25% of its assets in securities of issuers in any one industry (provided that the Fund can concentrate its investments in money market instruments issued by the U.S. government or its agencies or domestic banks);
(3) mortgage or pledge assets, except that up to 10% of the Fund's assets can be used to secure borrowings; (4) invest more than 5% of its assets in any one issuer other than the U.S. Government or its agencies; or (5) invest more than 5% of its assets in the securities of issuers in operation less than three continuous years.

          Except as specifically noted above, the investment policies described above are not fundamental and the Board of Directors may change such policies without the vote of a majority of its outstanding voting securities. The Board would not change the Fund's investment objectives, nor any other fundamental policy, without such a vote. Under the Investment Company Act of 1940, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholder's meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

                            HOW IS THE FUND MANAGED?

          The Board of Directors provides broad supervision over the affairs of the Fund. Pursuant to an Investment Advisory and Management Agreement approved by the Board and the shareholders of the Fund, ARM Capital Advisors, Inc. (the "Manager") manages the investments of the Fund and administers its business and other affairs. The Manager's address is 200 Park Avenue, 20th Floor, New York, New York 10166.

          The Manager is a wholly-owned subsidiary of ARM Financial Group, Inc. ("ARM"), a Delaware corporation. ARM is a financial services company providing retail and institutional products and services to the long-term savings and retirement market. The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P. and MSCP III 892 Investors, L.P., investment funds sponsored by Morgan Stanley Group, Inc. ("Morgan Stanley"), own approximately 91% of the outstanding shares of voting stock of ARM. The Manager currently provides investment management services to institutional and individual clients, including ARM and its subsidiaries, with combined assets in excess of $6.0 billion.

          The Manager commenced investment advisory operations on January 5, 1995, on which date it acquired the domestic fixed income unit of Kleinwort Benson Investment Management Americas Inc. The Manager has managed the Fund since June 14, 1995 and since that date has also managed the other mutual funds in the State Bond Group of mutual funds: State Bond Minnesota Tax-Free Income Fund, State Bond Common Stock Fund, State Bond Diversified Fund, State Bond Tax Exempt Fund, and State Bond U.S. Government and Agency Securities Fund.

          Keith O. Martens, Senior Vice President and Senior Portfolio Manager of the Manager and Vice President of the Fund, is responsible for selection of investments and management of the Fund. Mr. Martens is also the principal manager of the State Bond Minnesota Tax-Free Income Fund, State Bond Common Stock Fund, State Bond Diversified Fund, State Bond Tax Exempt Fund and State Bond U.S. Government and Agency Securities Fund.

          The Fund pays the Manager a management fee for its services, calculated daily and payable monthly, equal to .6 of 1% of the average daily net assets of the Fund up to and including $500 million, .55 of 1% of the next $250 million, .5 of 1% of the next $250 million and .45 of 1% of such assets in excess of $1 billion. A portion of this fee is paid to ARM Financial Services, Inc. (the "Distributor") in connection with the Fund's Plan of Distribution (the "Plan") (See "How Does the Fund Pay Distribution Expenses?"). The Fund pays all its expenses other than those assumed by the Manager. For its fiscal year ended July 31, 1996, total expenses of the Fund, after expense reimbursements, amounted to .80% of its average daily net assets.

Proposed Reorganization of the Fund

          The Board of Directors of the Fund has approved a proposal to reorganize the Fund. The reorganization will involve the sale of the Fund's assets, subject to certain liabilities, to Automated Cash Management Trust (the "Federated Fund"), a mutual fund advised by Federated Investors. Shares of the Fund would be exchanged at net asset value for shares of equivalent value of the Federated Fund. The reorganization transaction is subject to approval by Fund shareholders and to certain other conditions prior to closing, including the receipt of an opinion as to the tax-free nature of the reorganization for the Fund and its shareholders by outside counsel for the Federated Fund. It is anticipated that the proxy statement/prospectus relating to the proposed reorganization will be mailed to shareholders in October 1996 and that the meeting of shareholders will be held in early December 1996. No sales charges would be imposed on the proposed reorganization.

          Federated Investors, a Pittsburgh-based money management firm, was founded in 1955. Federated is a global investment manager with $90 billion in mutual fund assets under management or administration across more than 250 funds.


                        HOW CAN YOU INVEST IN THE FUND?

          ARM Financial Services, Inc. (the "Distributor"), and ARM Transfer Agency, Inc. (the "Shareholder Servicing Agent"), each a subsidiary of ARM, act as distributor and transfer agent, respectively, of the Fund's shares. Their address is 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069.

          The minimum initial investment in the Fund is $1,000 and subsequent investments must be in an amount of at least $100 unless the subsequent investment is made by means of the Automatic Investment Plan, in which case the subsequent minimum is $50. The minimums for IRA, Keogh, and other tax-deferred pension plans are $250 for initial investment and $50 for subsequent investments.

          The purchase price for shares of the Fund is their net asset value next determined after the receipt of a purchase order in proper form.

          The net asset value per share of the Fund is determined as of 3:00 p.m. Central Time on days in which the Fund is open for business. Net asset value is computed by dividing the value of the total assets of the Fund, less liabilities, by the number of shares outstanding. The Fund's assets are valued on the basis of amortized cost, which involves initially valuing a portfolio instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. The Fund follows certain investment policies in order to seek to maintain a constant net asset value of $1.00 per share, although there is no assurance that those policies will always achieve such a result. See "What Are The Fund's Investment Objectives, Policies and Risks?"

          The Fund reserves the right to reject any order for the purchase of its shares. In addition, the offering of Fund shares may be suspended by the Fund at any time and resumed at any time thereafter.

           Investments in the Fund may be made in any of the following ways:

          By Mail: Checks or negotiable bank drafts payable to State Bond Cash Management Fund should be mailed with the account application to ARM Financial Services, Inc., 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069.

          By Wire Transfer:  Call the Fund's Shareholder Servicing Agent at
(800) 328-4735 to advise of your investments and, for your initial investment, to obtain an account number. If you do not have an account number prior to the wire transfer, your wire will be returned to your bank. You should then instruct a commercial bank to wire your money to "Credit account of State Bank & Trust Company of New Ulm at the Federal Reserve Bank of Minneapolis - Account #091901202, for further credit to Account #780, for benefit of Account Number (your Fund account #) of (your name)." Be sure to include your Fund account
number and your name.   If the wire transfer is for an initial investment,
promptly send a completed
account application to ARM Financial Services, Inc., 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069.

          Through ARM Financial Services, Inc. or Your Broker: You may invest in the Fund by purchasing shares through a representative of ARM Financial Services, Inc., the Fund's Distributor, or from certain registered securities broker-dealers. Broker-dealers who process orders on behalf of their customers may charge a fee for their services. The broker is responsible for transmitting the purchase order to the Distributor. Investments made directly or through the Distributor, without the assistance of a broker-dealer, are without charge.


          Automatic Investment Plan: The Fund offers an automatic investment plan for existing shareholders. Once you have established your account you may automatically make additional investments ($50 minimum) by authorizing monthly withdrawals directly from your personal bank checking account. You pay no charge to the Fund for this service, which you may terminate at any time by calling the Fund's Shareholder Servicing Agent at (800) 328-4735. For more information about the Automatic Investment Plan, request the appropriate forms from the Fund by calling (800) 328-4735 or a representative of the Distributor.

          Do Shares of the Fund Count Toward the Right of Accumulation for Purchases of Shares of the Other State Bond Funds? Because shares of the Fund are offered to investors with no sales charge, only those shares of the Fund obtained as a result of an exchange from another mutual fund in the State Bond Group in which sales charges are paid will be included for purposes of determining eligibility for rights of accumulation. To receive any reduced sales charge under the right of accumulation, the shareholder or his or her dealer must notify the Distributor at the time of investment of the shareholder's eligibility for the reduced sales charge.

               WHEN DOES YOUR PURCHASE BEGIN EARNING DIVIDENDS?

          Your purchase of Fund shares will begin to earn dividends on the day that your order is considered effective. Many of the types of instruments in which the Fund invests must be paid for in immediately available money, called "federal funds." Therefore, your payments for the purchase of shares must be converted into federal funds before your purchase is considered effective.

          Payments transmitted by check or draft drawn on a member bank of the Federal Reserve System will normally be effective, and shares will be credited to your account, within two business days after receipt by the Shareholder Servicing Agent. Checks drawn on banks which are not members of the Federal Reserve System may take longer to be converted. All checks are accepted subject to collection at full face value in United States funds and must be drawn in U.S. dollars on a domestic bank.

          Payments transmitted by wire and received and reported to the Fund by the Shareholder Servicing Agent prior to 3:00 p.m. Central Time on any day which is a business day of the Fund are normally effective on the same day as received. Wire payments received or reported by the Shareholder Servicing Agent to the Fund after that time, or on a day which is not a business day of the Fund, will be effective depending upon the time and method payments are transmitted to the Fund and available in federal funds.

                          HOW CAN SHARES BE REDEEMED?

          You may convert all or any part of your investment into cash at any time by redeeming shares. All redemptions will be made at the net asset value per share next determined after receipt of a redemption request in proper form (or as next determined on the next business day of the Fund if the request is made by telephone and received after 3:00 p.m. Central Time), including all stock certificates, signature guarantees and other documentation that may be required by the Shareholder Servicing Agent. Shares purchased by uncertified check may not be redeemed for up to 15 days of receipt of the check in order to allow time for the check to clear. You will not receive dividends on shares which are redeemed from your account for the day that the redemption is effected.

          Your account will remain open, even after all shares are redeemed, for the remainder of the year in which the redemption is made and for the following year. This permits you to resume investments in the Fund, conveniently and at any time, during that period, provided that the information on your original account application remains accurate.

          Because of the relatively high cost of handling small accounts, the Fund reserves the right to redeem, upon not less than 30 days' written notice, the shares in an account which has a value of less than $500. You will be allowed to make additional investments prior to the date fixed for such a redemption to avoid liquidation of your account.

          You may use any of the following methods to redeem shares:

          Regular Redemption by Mail: You may redeem your shares without charge at any time by sending a letter, signed by all of the registered owners of the account and identifying your account number, to the Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. For share redemptions valued at $20,000 or more, or when the proceeds of the redemption are to be paid to someone other than you, your signature must be guaranteed by a national securities exchange, a member firm of a principal stock exchange, a registered securities association, a clearing agency, a savings association, a credit union, a broker, a dealer, a municipal broker or dealer, a government securities broker or dealer, or a representative of the Distributor. The Distributor may request further documentation from corporations, executors, partnerships, administrators, trustees or custodians.

          A check for the proceeds of regular redemptions ordinarily will be mailed within seven calendar days after a redemption request is received in proper form. However, where shares purchased by means of an uncertified check are redeemed before the fifteenth day after purchase, proceeds will not be mailed until the check clears, which may be up to fifteen days after purchase. Proceeds will be sent to your address of record or, in accordance with your request, to some other person (if the request is in writing with your signature guaranteed).

          Quick Redemption by Wire Transfer: If you have elected the Quick Redemption service, you may request that the proceeds of a redemption of shares having a value of $5,000 or more be wired to your account at a commercial bank in the United States which is a member of the Federal Reserve System. This service is available only if you have designated such a bank in your Investment Application and no certificates have been issued for the shares to be redeemed. Redemption proceeds of less than $5,000 will not be wired, but instead will be mailed to the shareholder's address of record. A request for Quick Redemption may be made to the Shareholder Servicing Agent by mail at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069 or by telephone at (800) 328-4735. Each request must include your name and account number. There is currently a $10.00 charge for each wire transfer, which is deducted from the redemption proceeds. The fee is waived for banks for their fiduciary accounts. The Fund reserves the right to modify the Quick Redemption service at any time.

          Quick Redemption requests received before 3:00 p.m. Central Time on a business day of the Fund will be effected at the net asset value determined on that day. Quick Redemption requests received after the close of the New York Stock Exchange will be effected at the net asset value determined on the next business day of the Fund. Proceeds sent by wire will be transmitted on the next business day after the day that the redemption is effected. Proceeds sent by mail will be transmitted within seven days of receipt of your request.

          If your bank is not a member of the Federal Reserve System, Quick Redemption proceeds may be wired to a member bank which has a correspondent relationship with your bank, provided you designate such a correspondent bank in the Investment Application and note that your bank should be immediately advised of the wire transfer. The failure of a correspondent bank to notify your bank of the wire transfer immediately could delay the crediting of redemption proceeds to your bank.

          The Fund is not liable for any loss arising from telephone redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures used by the Fund will include requesting several items of personal identification information prior to acting upon telephone instructions and sending a written confirmation on all such transactions.

          If you are already a Fund shareholder, you may elect the Quick Redemption service or change a designation of a bank account for the Quick Redemption service by writing to the Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. The designation must be signed by all of the registered owners of the Fund account, with signature(s) guaranteed by a national securities exchange, a member firm of a principal stock exchange, a registered securities association, a clearing agency, a bank or trust company, a savings association, a credit union, a broker, a dealer, a municipal securities broker or dealer, a government securities broker or dealer, or a representative of the Distributor.


          Check Redemptions: You may elect to participate in the Fund's free Check Redemption service, which permits you to write checks payable to any person in amounts of $100 or more. You may elect this service on the account application or by later written request to the Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. The Shareholder Servicing Agent will supply you with blank checks which can be drawn on your account with the Fund. The checks will be paid from the redemption of shares in your account. When honoring a check presented for payment, the Shareholder Servicing Agent will cause the Fund to redeem exactly enough full and fractional shares in your account to cover the amount of the check. Shares for which certificates have been issued may not be redeemed by check. Check redemption is subject to bank rules and regulations governing checking accounts. Checks for less than $100 will be returned and a fee may be charged. If there are insufficient shares in your account to cover a check written under this service, the check will be returned marked "insufficient funds" and a return fee may be charged. Checks should not be used to close a Fund account because when the check is written you will not know the exact total value of the account on the day the check clears. Fund dividends and distributions continue to be earned until a check clears for payment. The Fund reserves the right to terminate or modify the Check Redemption service at any time upon written notice to the Fund's shareholders. Check redemption is subject to State Bank & Trust Company of New Ulm's rules and regulations governing checking accounts.

                 HOW DOES THE FUND'S EXCHANGE PRIVILEGE WORK?

          Shares of the Fund purchased directly (i.e., not through an exchange from another mutual fund in the State Bond Group) may be exchanged for shares in any other mutual fund in the State Bond Group at the next determined public offering price (i.e., net asset value plus the applicable sales charge) for that fund.

          If you have been a shareholder of one of the other funds in the State Bond Group for seven days or more, you may exchange any or all of your shares in that mutual fund for shares of the Fund. The value of the shares being exchanged must equal the minimum investment amounts provided for direct purchases of the Fund's shares. Shares of the Fund which you acquire through such an exchange which have been held in your account for seven calendar days or more may later be exchanged for shares of any of the other mutual funds in the State Bond Group at the Fund's next determined net asset value; however, if such exchange is for shares of any fund in the State Bond Group which has a higher sales charge than the fund you originally purchased and you held the shares of the original fund for less than six months, you must pay the difference in the sales charge applicable to the purchase of shares of the original fund and the higher sales charge applicable to the purchase of shares of the new fund. If you desire to exchange a portion of your shares of the Fund that are attributable to exchanges from different funds, those shares of the Fund that may be exchanged for shares of the new fund at net asset value without a sales charge will be exchanged first.

          Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. Before making an exchange, you should obtain and read the prospectus for the fund you are considering. The Fund reserves the right to terminate or modify the terms of this exchange privilege upon 60 days' notice to shareholders. The exchange privilege is only available in states in which the shares of the fund to be acquired are available for purchase.

          Exchange requests may be made in writing, signed by all registered owners, to the Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. Shares may also be exchanged by telephone by calling (800) 328-4735, provided you have on file an Agreement for Exchange of Shares by Telephone (included on the account application or available from the Shareholder Servicing Agent). Shares held by trustees of retirement plans may not be exchanged by telephone. During times of drastic economic or market changes the telephone exchange privilege may be difficult to implement. In order to implement an exchange, you will need to provide the name in which your account is registered, your account number, such other personal identification information as the Fund may request, the dollar amount or share amount you wish to exchange, the name of the fund into which you wish to exchange and, if you already have an account with the fund into which you wish to exchange, the account registration and account number of such account.

          The Fund is not liable for any loss arising from telephone exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures used by the Fund will include requesting several items of personal identification information prior to acting upon telephone instructions and sending a written confirmation on all such transactions.

                       HOW DOES THE FUND PAY DIVIDENDS?

          The Fund declares daily dividends on all outstanding shares (dividends are declared on the day a purchase is effective but are not declared on redeemed shares for the day of redemption). Dividends are paid monthly. A shareholder who redeems all of his or her Fund shares receives with the redemption proceeds (other than redemptions by check) the amount of all dividends declared for the month up to and including the date of redemption of shares. Dividends in respect of all other redemptions are paid on the regular dividend payment date.

          Dividends are invested in additional shares of the Fund at net asset value, or, at the shareholder's election, paid in cash. Shares received from the investment of dividends are credited to the shareholder's account.

          Distribution from taxable net realized investment gains, if any, will generally be declared at least once each year, in shares of the Fund, or in cash if so elected by the shareholder.

           WHAT IS THE FEDERAL TAX STATUS OF DIVIDENDS YOU RECEIVE?

          Dividends paid from net investment income and any distributions from net realized short-term investment gain, if any, are taxed to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Any distributions of net realized long-term capital gains will be taxed as such, regardless of how long you have held your shares.

          Shareholders are sent a quarterly statement of account reflecting all transactions during the period, including dividends and gain distributions. Also, at year-end, all shareholders are sent a statement of account and information on the aggregate amount and tax status of dividends and gain distributions paid during the calendar year.


                 HOW DOES THE FUND PAY DISTRIBUTION EXPENSES?

          The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan and the Investment Advisory and Management Agreement (the "Agreement"), a portion of the management fee paid to the Manager is paid to the Distributor. Under the Plan and the Agreement, the Fund pays the Distributor, indirectly through the Manager, a monthly fee equivalent on an annual basis to .2 of 1% of the average daily net assets of the Fund. The fee may be used by the Distributor to (i) provide initial and ongoing sales compensation to its investment executives and to other broker-dealers in connection with the sale of Fund shares and to pay for other advertising and promotional expenses in connection with the sale of Fund shares ("distribution expenses"), and (ii) to provide compensation to entities ("Service Entities") in connection with the provision of certain personal and account maintenance services to Fund shareholders including, but not limited to, responding to shareholder inquiries and providing information on their investments ("shareholder servicing expenses").

          In the future Service Entities may include banks and other depository institutions which, under the Glass Steagall Act and other applicable laws and regulations, are prohibited from engaging in the business of underwriting, selling or distributing certain types of securities. Such institutions will only be allowed to provide such assistance if the scope of the assistance is such that, in the opinion of the Manager, it does not fall within the aforementioned prohibition.

          WHO ARE THE FUND'S FUND ACCOUNTING AGENT AND ITS CUSTODIAN?

          Investors Fiduciary Trust Company ("IFTC") serves as the Fund's fund accounting agent, and in that capacity, maintains certain books and records pursuant to an agreement with the Fund. IFTC's address is 127 West 10th Street, Kansas City, Missouri 64105. IFTC also serves as custodian for the Fund's portfolio securities and cash, and in that capacity, maintains certain financial and accounting books and records pursuant to a separate agreement with the Fund.


                     WHAT SERVICES DOES THE FUND PROVIDE?

Information about various shareholder services is included above under "How Can Shares Be Redeemed?" In addition, the Fund also provides the following services:

What About Shareholder Information?

          For general information about the Fund, call or write ARM Financial Services, Inc., 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069. Its telephone number is (800) 328-4735. For information about your account, call or write the Shareholder Servicing Agent at 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069, telephone number 800-328-4735.

What Reports Will You Receive From the Fund?

          As a shareholder, you will receive the Fund's annual and semi-annual reports. You will also receive statements confirming each transaction in your account as well as quarterly statements confirming dividends paid by the Fund, all transactions in your account for the quarter and the current balance of shares you own.

Are Certificates Issued For Shares?

          All shares will be issued as book credits by the Shareholder Servicing Agent. Certificates will not be issued.

Other Services

          The Automatic Investment Plan enables you to authorize withdrawals from your bank checking account at regular intervals for fixed amounts to purchase shares. See "How Can You Invest in the Fund?"

          Payments at regular intervals can be made to you from your Fund account under the Automatic Cash Withdrawal Plan if you own or purchase shares held as book credits worth $5,000 or more.

          Further information on these services and others is available by contacting the Distributor.

What About Tax-Deferred Retirement Plans?

          Shares of the Fund may be purchased by all types of tax-deferred retirement plans. By contacting your investment dealer or the Distributor, you may obtain plans, plan forms, and custody agreements for: Individual Retirement Accounts (IRAs) for persons who are employed and wish to make limited tax-deductible contributions to a tax-deferred account for retirement; 403(b)(7) Custodial accounts; Simplified Employee Pension Plans (SEPs); Keogh Plans for self-employed individuals; and Corporate Pension and Profit Sharing Plans.

           GENERAL INFORMATION ABOUT STATE BOND CASH MANAGEMENT FUND

          State Bond Cash Management Fund is an investment portfolio of State Bond Money Funds, Inc., a diversified, open-end investment company, or mutual fund, incorporated in Maryland on October 26, 1981. The Fund has one class of Capital Stock, $.00001 par value. Each outstanding share has one vote and an equal right to dividends and distributions of its portfolio. All shares have non-cumulative voting rights for the election of directors. Each share is fully paid and non-assessable, and each is freely transferable.

          Shares of the Fund offer individuals, fiduciaries, corporations, and institutions a liquid investment in professionally-managed portfolios invested in money market instruments. By combining the assets of shareholders, the Fund seeks the higher yields offered by money market instruments of larger denominations which are not available to smaller investors. Moreover, shareholders of the Fund are relieved of the detailed bookkeeping and operating procedures normally associated with investments in money market instruments, such as scheduling maturities, surveying markets to obtain favorable yields, evaluating credit risks and safeguarding the receipt, custody, and delivery of securities.

                                     YIELD

          The Fund's yield is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period, dividing the net change in account value by the value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. Effective yield is computed by annualizing the seven-day return with all dividends reinvested in additional Fund shares. The Statement of Additional Information describes the methods used to calculate the Fund's current and effective yields in more detail.

          Yields may fluctuate daily and do not provide a basis for determining future yields. Because yields fluctuate, they cannot be used to compare the yields on an investment in Fund shares with yields on savings accounts or other investment alternatives which provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the votes and quality of investments owned, lengths of maturities of the portfolios, and whether there are any special charges which may reduce the yield.

        NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE MANAGER OR ARM FINANCIAL SERVICES, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN A STATE OR JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION. THE DELIVERY OF THIS PROSPECTUS AT ANY TIME SHALL NOT IMPLY THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF.

STATE BOND
CASH MANAGEMENT                                   PROSPECTUS
FUND                                              DECEMBER 1, 1996
-----------------------------------

100 North Minnesota Street                           STATE BOND
P.O. Box 69                                       CASH MANAGEMENT
New Ulm, Minnesota 56073-0069.                          FUND




INVESTMENT MANAGER:
ARM Capital Advisors, Inc.
200 Park Avenue, 20th Floor
New York, New York  10166

DISTRIBUTOR:                                             [LOGO]
ARM Financial Services, Inc.
100 North Minnesota Street
P.O. Box 69
New Ulm, Minnesota 56073-0069

TRANSFER, REDEMPTION, AND
OTHER SHAREHOLDER
ACCOUNT SERVICES:
ARM Financial Services, Inc.
100 North Minnesota Street
P.O. Box 69
New Ulm, Minnesota 56073-0069                      A NO-LOAD MONEY MARKET
                                                         MUTUAL FUND
CUSTODIAN:
Investors Fiduciary Trust Company
127 West 10th Street
Kansas City, Missouri  64105

                     STATEMENT OF ADDITIONAL INFORMATION

                               December 1, 1996

                        STATE BOND CASH MANAGEMENT FUND

                          100 North Minnesota Street
                          --------------------------
                                  P.O. Box 69
                                  -----------
                        New Ulm, Minnesota 56073-0069.
                        ------------------------------
                         Telephone No. (507) 354-2144
                         ============================


     This Statement of Additional Information supplements the information contained in the current Prospectus of State Bond Cash Management Fund (the "Fund") dated December 1, 1996. This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Fund's Prospectus, which may be obtained by contacting the Fund at the address or telephone number noted above.


                               TABLE OF CONTENTS

                                                                          Page
What are the Fund's Investment Objectives and Policies?
        (See "What are The Fund's Investment Objectives,
        Policies and Risks?" in the Prospectus)
Calculation of Yield
What Are The Fund's Investment Limitations?
Who Manages the Fund?
        (See "How Is The Fund Managed?" in the Prospectus)
The Manager
Management Agreement and Expenses
        (See "How is the Fund Managed?" in the Prospectus)
Transfer Agent
Custodian
Independent Auditors
Redemption Of Shares
      (See "How Can Shares Be Redeemed?" in the Prospectus)
What Is The Tax Status of The Fund?
Will The Fund Withhold Taxes On Distributions?
How Is Net Asset Value Per Share Determined?
Does The Fund Bear Distribution Expenses?
General Information about the State Bond Cash Management Fund

APPENDIX A

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR THE PROSPECTUS DATED DECEMBER 1, 1996, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. THE DELIVERY OF THIS STATEMENT OF ADDITIONAL INFORMATION AT ANY TIME SHALL NOT IMPLY THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF.

            WHAT ARE THE FUND'S INVESTMENT OBJECTIVES AND POLICIES?

     The Fund's objectives are high current income, preservation of capital, and liquidity.

     The Fund invests in high-quality money market instruments, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, obligations of domestic and foreign commercial banks, commercial paper, and high-grade short-term debt securities (such as bonds and notes). The Fund may enter into repurchase agreements with respect to U.S. Government or Government agency securities. A more complete description of the investments and ratings of investments the Fund may make is contained in the Appendix.

     In addition to its other policies and restrictions, the Fund is subject to the investment restrictions of Rule 2a-7 under the Investment Company Act of 1940. Rule 2a-7 requires that the Fund maintain an average weighted maturity of not more than 90 days and invest exclusively in securities that mature within 397 days. Rule 2a-7 also requires that all investments by the Fund be limited to United States dollar-denominated investments that: (1) present "minimal credit risks," and (2) are at the time of acquisition "Eligible Securities." Eligible Securities include, among others, securities that are rated by two Nationally Recognized Rating Organizations ("NRSROs") in one of the two highest categories for short-term debt obligations, such as A-1 or A-2 by Standard and Poor's Ratings Group ("S&P") or P-1 or P-2, or MIG-1 or MIG-2 by Moody's Investors Service, Inc. ("Moody's"). It is the responsibility of the Manager to determine that the Fund's investments present only "minimal credit risks" and are Eligible Securities. The Board of Directors of the Fund has established written guidelines and procedures for the Manager and oversees the Manager's determination that the Funds' portfolio securities present only "minimal credit risk" and are Eligible Securities.

     Under Rule 2a-7, 95% of the assets of the Fund must be invested in Eligible Securities that are deemed First Tier Securities, which include, among others, securities rated by two NRSROs in the highest category (such as A-1 and P-1). Rule 2a-7 also requires that with regard to funds such as the Fund: (1) a fund may not (with certain exceptions) invest more than 5% of its total assets in securities of a single issuer; and (2) a fund's investment in Second Tier Securities of a single issuer may not exceed the greater of 1% of the fund's total assets or $1,000,000.

Lending of Portfolio Securities
-------------------------------

     As stated in the Prospectus, the Fund may lend portfolio securities to certain institutional borrowers of securities and may invest the cash collateral and obtain additional income or receive an agreed upon amount of interest from the borrower. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund has not loaned any portfolio securities to date.

                             CALCULATION OF YIELD

     The current and effective yields of the Fund may be quoted in reports, sales literature, and advertisements published by the Fund. Current yield is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period, dividing the net change in account value by the value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield is computed by annualizing the seven-day return with all dividends reinvested in additional Fund shares.

     The following is an example of the yield calculation for the seven-day period ended July 31, 1996:


Total dividends per share from net
investment income (seven days ended
July 31, 1996)                              $.0005155

Annualized (365 day basis)                     .02688

Average net asset value per share               1.000

Annualized historical net yield per
share for seven calendar days ended
July 31, 1996                    =               2.69%*

Effective yield (seven days ended
July 31, 1996)                                   2.72%**

Weighted average life to maturity of
investments was 18.9 days.

*This represents the average of annualized net investment income per share for the seven days ended July 31, 1996.

**Average of annualized net investment income for the seven days ended July 31, 1996 with dividends reinvested.

                  WHAT ARE THE FUND'S INVESTMENT LIMITATIONS?

     Under the Fund's fundamental policies, which cannot be changed except by a vote of a majority of its outstanding voting securities, the Fund may not:

     1. Borrow money, except for temporary purposes in an aggregate amount not to exceed 10% of the value of the total assets of the Fund; provided, that borrowings in excess of 5% of such value will be only from banks, and the Fund will not purchase additional portfolio securities while its borrowings exceed 5%;

     2.   Underwrite the securities of other issuers;

     3. Invest more than 25% of the market value of its total assets in securities of issuers in any one industry, except that the Fund reserves the right to concentrate investments in money market instruments issued by the U.S. Government or its agencies or instrumentalities or by domestic banks;

     4. Buy or hold any real estate, except that the Fund may buy and hold marketable securities of companies which invest in real estate or interests therein;

     5. Buy or hold any commodity or commodity futures contracts, or any oil, gas or mineral exploration or development program;

     6. Make loans, except loans of portfolio securities and except to the extent that the purchase of notes, bonds or debt obligations, or the entry into repurchase agreements or deposits may be considered loans;

     7. Mortgage or pledge any of its assets, except to the extent, up to a maximum of 10% of the value of its total assets, necessary to secure borrowings permitted by paragraph 1;

     8.   Buy securities on "margin" or make "short" sales of securities;

     9.   Write or purchase put or call options;

     10. Invest more than 5% of its total assets (taken at market value) in the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities;

     11. Buy more than 10% of the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities;

     12. Invest more than 5% of its total assets (taken at market value) in the securities of issuers which (including predecessors) have been in operation fewer than three continuous years, but this restriction will not apply to such securities which are guaranteed by a company which (including predecessors) has been in operation at least three continuous years;

     13. Buy securities which have legal or contractual restrictions on resale, except in connection with repurchase agreements;

     14. Buy or hold the securities of any issuer if, to its knowledge, directors or officers of the Fund or of its investment adviser individually owning beneficially more than 1/2 of 1% of the securities of that issuer, own in the aggregate more than 5% of such securities; or

     15. Buy securities of any issuer for the purpose of exercising control or management; or buy securities issued by any other investment company, except in connection with a merger, consolidation, acquisition or reorganization.

     Under the Investment Company Act of 1940, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

     During the past twelve months the Fund has not borrowed any money and has no current intention of doing so in the foreseeable future.

                             WHO MANAGES THE FUND?

     Directors and officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below.
Each Director who is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, is indicated by an asterisk. Unless otherwise indicated, their addresses are 515 W. Market Street, Louisville, Kentucky 40202.



Name, Age and Address            Position with the Fund  Other Business Activities in Past 5 Years
---------------------            ----------------------  -----------------------------------------

William B. Faulkner (68)         Director                President, William Faulkner &
                                                         Associates, business and institutional
                                                         adviser since 1986; Consultant to
                                                         American Hoist & Derrick Company,
                                                         construction equipment manufacturer,
                                                         from 1986 to 1989; prior thereto, Vice
                                                         President and Assistant to the President,
                                                         American Hoist & Derrick Company.
                                                         Director of the other mutual funds in the
                                                         State Bond Group

Chris L. Mahai (40)              Director                Senior Vice President, Strategic
                                                         Integration Unit, Star Tribune/Cowles
                                                         Media Company, since August 1993;
                                                         Vice President, Marketing Director, Star
                                                         Tribune, since September 1992; from
                                                         1990 to 1992, self-employed consultant,
                                                         marketing services; prior thereto, Senior
                                                         Vice President of Corporate Relations
                                                         and marketing, First Bank System, Inc.
                                                         Director of the other mutual funds in the
                                                         State Bond Group

John Katz (57)                   Director                Investment banker since January 1991;
10 Hemlock Road                                          Chairman and Chief Executive Officer,
Hartsdale, NY                                            Sam's Restaurant Group, Inc. (a restaurant
                                                         holding company), from June 1991 to
                                                         August 1992; Executive Vice President
                                                         (from January 1989 to January 1991) and
                                                         Senior Vice President (from December
                                                         1985 to January 1989), Equitable
                                                         Investment Corporation (an indirect
                                                         wholly-owned subsidiary of The Equitable
                                                         Life Assurance Society of the United
                                                         States, through which it owns and manages
                                                         its investment operations).  Director of the
                                                         other mutual funds in the State Bond
                                                         Group and of The Legends Fund, Inc.

Theodore S. Rosky (59)           Director                Retired since April 1992; Executive Vice
2304 Speed Avenue                                        President, Capital Holding Corporation
Louisville, KY                                           (from December 1991 to April 1992);
                                                         prior thereto, Executive Vice President and
                                                         Chief Financial Officer, Capital Holding
                                                         Corporation.  Director of the other mutual
                                                         funds in the State Bond Group and of The
                                                         Legends Fund, Inc.


Name, Age and Address            Position with the Fund         Other Business Activities in Past 5 Years
John R. Lindholm (47)*           Director                       President of Integrity Life Insurance
                                                                Company ("Integrity") and Vice
                                                                President-Chief Marketing Officer of
                                                                National Integrity Life Insurance
                                                                Company ("National Integrity") since
                                                                November 26, 1993; Executive Vice
                                                                President-Chief Marketing Officer of
                                                                ARM Financial Group, Inc. since July
                                                                27, 1993; since March 1992 Chief
                                                                Marketing Officer of Analytical Risk
                                                                Management, L.P.; from June 1990 to
                                                                February 1992, Chief Marketing Officer
                                                                and a Managing Director of the ICH
                                                                Capital Management Group, ICH
                                                                Corporation, Louisville, Kentucky; prior
                                                                thereto, Chief Marketing Officer and
                                                                Managing Director for Capital Holding
                                                                Corporation's Accumulation and
                                                                Investment Group.  Director of the other
                                                                mutual funds in the State Bond Group
                                                                and of The Legends Fund, Inc.

Dale C. Bauman (59)              President                      Vice President and Sales Manager, ARM
8400 Normandale Lake Blvd.                                      Financial Services, Inc., since June 1992;
Suite 1150                                                      prior thereto, Vice President and Division
Minneapolis, Minnesota 55437                                    Manager, ARM Financial Services, Inc.,
                                                                1980 to June 1992.  President of the other
                                                                mutual funds in the State Bond Group.

 Keith O. Martens (57)            Vice President                Senior Portfolio Manager, ARM Capital
                                                                Advisors, Inc. since June 14, 1995; prior to
                                                                June 14, 1995, Executive Vice President -
                                                                Investments, SBM Company; Vice
                                                                President State Bond and Mortgage Life
                                                                Insurance Company and SBM Certificate
                                                                Company.  Vice President of the other
                                                                mutual funds in the State Bond Group.



Name, Age and Address            Position with the Fund         Other Business Activites in Past 5 Years
Barry G. Ward (35)               Controller                     Controller of ARM Financial Group, Inc.
                                                                since April 1996.  From October 1993 to
                                                                April 1996, Mr. Ward was directly
                                                                responsible for the Company's financial
                                                                reporting function.  From January 1989 to
                                                                October 1993,  Mr. Ward served in various
                                                                positions within Ernst & Young LLP's
                                                                Insurance Industry Accounting and
                                                                Auditing Practice, the last of which was
                                                                Manager.  Controller of the other mutual
                                                                funds in the State Bond Group and of The
                                                                Legends Fund, Inc.

Kevin L. Howard (32)             Vice President and             Assistant General Counsel of ARM
                                 Secretary                      Financial Group, Inc. since January 31,
                                                                1994; Assistant General Counsel of
                                                                Capital Holding Corporation from April
                                                                1992 to January 1994; Attorney,
                                                                Greenebaum Doll & McDonald, 1989 to
                                                                April 1992.  Vice President and Secretary
                                                                of the other mutual funds in the State Bond
                                                                Group and Secretary of The Legends Fund,
                                                                Inc.

Peter S. Resnik (35)             Treasurer                      Treasurer of ARM Financial Group, Inc.,
                                                                Integrity and National Integrity since
                                                                December 1993; employed in various
                                                                financial and operational capacities by
                                                                Analytical Risk Management Ltd. from
                                                                December 1992 to December 1993;
                                                                Assistant Vice President of the
                                                                Commonwealth Life Insurance Company
                                                                subsidiary of Capital Holding Corporation
                                                                from 1986 to December 1992.  Treasurer
                                                                of the other mutual funds in the State Bond
                                                                Group and of The Legends Fund, Inc.

Pamela R. Freeman (29)           Assistant Secretary            Financial Analyst with ARM Financial
                                                                Group, Inc. since October 1993; Senior
                                                                Accountant and various other capacities
                                                                with Ernst & Young LLP from 1989 to
                                                                September 1993.

------
*    Mr. Lindholm is an interested person, as defined in the 1940 Act, by virtue of his positions with
     ARM Financial Group, Inc.

   Directors of the Fund (including former Directors) received aggregate remuneration of $4,906 during the Fund's fiscal year ended July 31, 1996. Directors and officers of the Fund as a group owned directly or indirectly 20,692 shares, or .64% of the Fund's capital stock at July 31, 1996.

     The following table sets forth, for the fiscal year ended July 31, 1996, compensation paid by the Fund to the non-interested Directors and, for the 1995 calendar year, the aggregate compensation paid to the non-interested Directors by all of the funds in the fund complex including the six funds in the State Bond Group of mutual funds. Directors who are interested persons, as defined in the 1940 Act, received no compensation from the Fund.


                                               Total Compensation
                         Aggregate             from fund complex
                       Compensation            including the State
Name of Director       from Fund (a)           Bond Group of Mutual
----------------       -------------           Funds and The
                                               Legends Fund, Inc.(b)
                                               ---------------------

William B. Faulkner        $1,189                     $5,778
Patrick M. Finley*         $   75                     $3,096
Arthur Gartland*           $   75                     $6,900
Chris L. Mahai             $1,189                     $3,528
John Katz                  $1,189                     $9,264
Theodore S. Rosky          $1,189                     $9,264

_________________________
(a) There were no pension or retirement benefits accrued for any of the named persons by any of the funds.

(b) Messrs. Faulkner, Katz and Rosky are directors of The Legends Fund, Inc., a mutual fund which is advised by the Manager, the compensation from which is included in the above amounts of total compensation.

* Messrs. Finley and Gartland resigned as Directors in January 1996 and November 1995, respectively.

                                  THE MANAGER

     ARM Capital Advisors, Inc. (the "Manager") manages the investments of the Fund and administers its business and other affairs. The address of the Manager is 200 Park Avenue, 20th Floor, New York, New York 10166. The predecessor to the Manager was SBM Company, which served as manager of the Fund from the Fund's inception until June 13, 1995. The Manager assumed management of the Fund on June 14, 1995, effective for accounting purposes as of June 1, 1995, following the acquisition of substantially all of the business operations of SBM Company by ARM.

     The Manager is a wholly-owned subsidiary of ARM Financial Group, Inc. ("ARM"), a Delaware corporation. ARM is a financial services company providing retail and institutional products and services to the long-term savings and retirement market. The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P. and MSCP III 892 Investors, L.P., investment funds sponsored by Morgan Stanley Group, Inc. ("Morgan Stanley"), own approximately 91% of the outstanding shares of voting stock of ARM. The Manager currently provides investment management services to institutional and individual clients, including ARM and its subsidiaries, with combined assets in excess of $6.0 billion.

     The Manager is also manager of the other mutual funds in the State Bond Group of mutual funds: State Bond Common Stock Fund, State Bond Diversified Fund, State Bond Minnesota Tax-Free Fund, State Bond Tax Exempt Fund, and State Bond U.S. Government and Agency Securities Fund.

                       MANAGEMENT AGREEMENT AND EXPENSES

     Under the Investment Advisory and Management Agreement (the "Agreement"), dated June 14, 1995 subject to the control of the Board of Directors, the Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies and administers its business and other affairs. The Manager provides the Fund with such office space, administrative and other services, and executive and other personnel as are necessary for Fund operations. The Manager pays all the compensation of the directors of the Fund who are employees of the Manager and of the officers and employees of the Fund.

     The Fund pays the Manager a management fee for its services, calculated daily and payable monthly, based upon the Fund's average daily net assets as set forth in the following table:

       Average Daily Net Assets         Annual Investment Advisory and Management Fee
       ------------------------         ---------------------------------------------
       For the first $500 million                         .60 of 1%

       For the next $250 million                          .55 of 1%

       For the next $250 million                          .50 of 1%

       For assets over $1 billion                         .45 of 1%

     The Manager received a management fee of $11,817 during the fiscal year ended July 31, 1996, and a management fee of $1,771 for the period June 1, 1995, the effective date for accounting purposes on which the Manager commenced its duties as the Fund's investment adviser, through July 31, 1995. SBM Company, the previous investment manager of the Fund, received as a management fee $7,998 and $10,334, respectively, for the fiscal periods ended July 31, 1995 and 1994. The Manager has voluntarily undertaken, and SBM Company previously voluntarily undertook, to reimburse the Fund for any expenses incurred by the Fund to the extent the Fund's total expenses exceeded .80% of average daily net assets, despite the fact that higher expenses may be permitted by state law. For the fiscal year ended July 31, 1996 and the period June 1, 1995 to July 31, 1995, the Manager reimbursed the Fund in the amount of $81,687 and $14,411, respectively. SBM Company reimbursed the Fund during the fiscal periods ended July 31, 1995 and 1994 in the following amounts: $59,605 and $64,232, respectively.

     The Fund pays all its expenses other than those assumed by the Manager, including outside legal, auditing, and accounting expenses; bookkeeping, record keeping, and Fund portfolio and Fund share pricing expenses; interest, taxes, and governmental fees; expenses incurred in connection with membership in investment company organizations; brokerage commissions or charges, if any; fees of custodians, transfer agents, registrars, accounting services agents, or other agents; expense of preparing share certificates; expenses relating to the redemption or repurchase of the Fund's shares; investor services expenses; expenses of registering and qualifying Fund shares for sale under applicable Federal and State law; expenses of preparing, setting in print, printing, and distributing prospectuses, reports, notices, and dividends to Fund shareholders; cost of stationery; costs of stockholder and other meetings of the Fund; traveling expenses of officers, directors, and employees of the Fund, if any; fees of the Fund's independent directors and salaries of any officers or employees who are not affiliated with the Manager; the Fund's pro rata portion of premiums on any fidelity bond and insurance covering the Fund; and general corporate fees and expenses.

     Under the regulations of various states in which the Fund's shares are qualified for sale, the amount of annual expenses which the Fund may pay are limited to certain percentages of its average net assets. The most stringent of such requirements limits such expenses, with certain limited categories of expenses excepted, to 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million, and 1 1/2% of the remaining average net assets.

     The Agreement may be terminated at any time on 60 days' written notice by the Board of Directors, or by vote of a majority of the outstanding shares or by the Manager. The Agreement will terminate automatically upon assignment. The Agreement will continue in effect from year to year so long as continuance is approved annually by either the Board of Directors of the Fund or by a vote of a majority of the outstanding voting shares, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to such Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

                                TRANSFER AGENT

     ARM Transfer Agency, Inc. acts as the transfer and dividend disbursing agent for the Fund pursuant to an agreement with the Fund and is compensated on a transactional basis under a schedule approved by the Fund's Board of Directors. The transfer agent maintains shareholders lists, processes requested account registration changes and stock certificate issuance and redemption requests, administers withdrawal plans, administers mailing and tabulation of Fund proxy solicitations, and administers payment of distributions declared by the Fund. ARM Transfer Agency, Inc. received $10,323 in transfer agency fees from the Fund for the fiscal year ended July 31, 1996. SBM Financial Services, Inc. acted as the Fund's transfer and dividend disbursing agent for the period June 1, 1995 to July 31, 1995 and for the period August 1, 1995 to January 31, 1996, and received transfer agency fees of $4,067 and $13,939 during such periods, respectively. SBM Company, the Fund's previous transfer and dividend disbursing agent, received the following amounts from the Fund for the fiscal years ended July 31, 1995 and 1994, respectively; $16,933 and $21,600.


                                   CUSTODIAN

     Investors Fiduciary Trust Company serves as custodian for the Fund's portfolio securities and cash, and in that capacity, maintains certain financial and accounting books and records pursuant to a separate agreement with the Fund.


                             INDEPENDENT AUDITORS

     Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105-2143, independent auditors, have been selected as auditors of the Fund and issue a report on the Fund's financial statements.

                              REDEMPTION OF SHARES

     Whether shares are redeemed pursuant to the Regular or the Quick Redemption Service (if less than $500), a check for the proceeds ordinarily will be sent within seven calendar days following redemption. The

Fund intends to pay all redemptions in cash. However, payment may be made in securities, subject to the review of some state securities commissions, if the Board of Directors believes that economic conditions exist which would make the practice of redemption for cash detrimental to the best interests of the Fund. If requests for redemption are paid in portfolio securities, such securities would be valued in accordance with procedures described under "How Is Net Asset Value Per Share Determined?". If payment were to be made in securities, shareholders receiving securities could incur certain transaction costs.

     The Fund reserves the right to suspend redemptions or postpone the date of payment (1) for any periods during which the New York Stock Exchange is closed (other than for the customary weekend and holiday closings), (2) when trading in the markets the Fund usually utilizes is restricted or an emergency exists, as determined by the Securities and Exchange Commission, so that disposal of the Fund's investments or the determination of the Fund's net asset value is not reasonably practicable, or (3) for such other periods as the Securities and Exchange Commission by order may permit for the protection of the Fund's shareholders.

                      WHAT IS THE TAX STATUS OF THE FUND?

     The Fund has fulfilled during its most recent fiscal year, and intends to continue to fulfill, the requirements of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), to qualify as a regulated investment company, and so long as it remains so qualified, it will not be liable for Federal income tax to the extent that it distributes all of its net taxable and non-taxable income to shareholders.

                WILL THE FUND WITHHOLD TAXES ON DISTRIBUTIONS?

     Under federal law, the Fund is required, subject to certain exceptions, to withhold and remit to the U.S. Treasury 31% of dividends paid and other reportable payments on an account if the holder of the account provides the Fund with either an incorrect tax identification number or no number at all, or fails to certify to the Fund that he is not subject to such withholding.

                  HOW IS NET ASSET VALUE PER SHARE DETERMINED?

     The net asset value per share of the Fund is determined as of 3 p.m. Central time, on days on which the Fund is open for business. It is computed by dividing the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of the Fund. All expenses of the Fund, including the Manager's fee, are accrued daily and taken into account for the purpose of determining its net asset value.

     Pursuant to an exemptive rule of the Securities and Exchange Commission, the Fund's portfolio securities are valued by the amortized cost method. This method of valuation involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security. During periods of declining interest rates, the quoted yield on shares of the Fund may tend to be higher than that of a fund with identical investments which uses a method of valuation based on market prices and estimates of market prices for all its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he purchased shares on that day than he would be able to receive from a fund using solely market values and existing investors in the Fund would receive less investment income. The converse is true in a period of rising interest rates.

     The rule permitting the Fund to use the amortized cost method of valuation requires that, under the direction of the Board of Directors, certain procedures be adopted to monitor and stabilize the price per share of the Fund. Calculations are made to compare the value of its investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by issuers or market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments or U.S. Government securities published by reputable sources at the mean between the bid and asked prices for the instruments. In the event that a deviation of 1/2 of 1% or more exists between the Fund's $1.00 per share net asset value and the net asset value calculated by reference to market quotations, or if there is any other deviation which the Board of Directors believes would result in a material dilution of shareholders or purchasers, the Board of Directors will promptly consider what action, if any, should be initiated.

     Under the exemptive rule of the Securities and Exchange Commission allowing the Fund to use the amortized cost method of valuation of portfolio securities, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, all investments in securities must be in First Tier Securities or Second Tier Securities (as defined in the exemptive rule) and, with certain limited exceptions, the Fund cannot invest more than 5% of its assets in the securities of a single issuer (other than government securities). Investments in Second Tier securities in the aggregate must be limited to 5% of the Fund's total assets, and investment in a single Second Tier Security cannot exceed the greater of 1% of total assets or $1 million. See "What Are The Fund's Investment Objectives and Policies?"

     The Fund can only invest in instruments having remaining maturities of 397 days or less and can only invest in securities determined by the Board of Directors to be of high quality with minimal credit risks.

                   DOES THE FUND BEAR DISTRIBUTION EXPENSES?

     The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 pursuant to which a portion of the advisory fee the Fund pays the Manager is paid by the Manager to the Distributor, as described below. The Plan as amended was approved by the Board of Directors of the Company on September 23, 1994 and was most recently approved by the Fund's shareholders on March 17, 1993.

     Under the Investment Advisory and Management Agreement (the "Agreement"), a portion of the advisory fee the Fund pays the Manager is paid by the Manager to the Distributor to be used to pay for account servicing, to compensate those who sell Fund shares, and to pay certain other expenses of selling Fund shares. As noted above, for the first $500 million of Fund assets, the Manager will receive a monthly fee equivalent on an annual basis to .6 of 1% of the average daily net assets of the Fund. From this amount, of which .2 of 1% of the average daily net assets of the Fund will be paid under the Plan to the Distributor to pay for account servicing and to compensate those who sell Fund shares and to pay certain other selling expenses. This .2 of 1% paid to the Distributor remains constant, although the percentage fee paid to the Manager decreases when the Fund attains average daily net assets in excess of $500 million. A portion of the fee paid to the Distributor may be used for advertising and promotional expenses including, by way of example but not by way of limitation, costs of printing and mailing prospectuses, statements of additional information and shareholder reports to prospective investors; preparation and distribution of sales literature; advertising of any type; an allocation of overhead and other expenses of the Distributor related to the distribution of Fund shares; and payments to, and expenses of, officers, employees or representatives of the Distributor, of other broker-dealers, banks or other financial institutions, and of any other person who provides support services in connection with the distribution of Fund shares, including travel, entertainment, and telephone expenses.

     The Prospectus outlines the general uses to which the Distributor is authorized to apply the fees received by it. During the Fund's last fiscal year the Distributor received $5,908 in such fees and incurred $15,587 in expenses. The Distributor used these fees toward the following expenses: compensation of sales personnel - $4,347; compensation of marketing and sales administration personnel- $1,517; marketing materials - $9,551; promotion and travel - $172.

The Plan provides:

     (i) That it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by the Board of Directors in the manner described above for its original approval;

     (ii) That any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the Plan or any related agreement shall provide to the Fund's Board of Directors, and the Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and

     (iii) That it may be terminated at any time by vote of a majority of the members of the Board of Directors of the Fund who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan or by vote of a majority of the outstanding voting shares of the Fund.

     The Plan provides that it may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the Plan must be approved by the Fund's Board of Directors and shareholders in the manner described above for its original approval. The Fund may implement the Plan only if the selection and nomination of the Fund's disinterested directors are committed to the discretion of the Fund's existing disinterested directors. Under the terms of the referenced Rule 12b-1, the Fund must preserve copies of any plan, agreement or report made pursuant to the rule for a period of not less than six years from the date of such plan, agreement, or report, the first two years in an easily accessible place.

           GENERAL INFORMATION ABOUT STATE BOND CASH MANAGEMENT FUND

     State Bond Money Funds, Inc. is a diversified, open-end investment company, or mutual fund, incorporated in Maryland in 1981. State Bond Money Funds, Inc. currently consists of one investment portfolio, the State Bond Cash Management Fund (the "Fund").

                                                                      APPENDIX A

Description of Investments:
--------------------------

U.S. GOVERNMENT, AGENCY AND INSTRUMENTALITY OBLIGATIONS - are securities issued or guaranteed as to principal and interest by the United States government or by agencies or instrumentalities thereof and include a variety of obligations, which differ in their interest rates, maturities, and dates of issue. Some of these obligations are issued directly by the United States Treasury such as U.S. Treasury bills, notes, and bonds; others are guaranteed by the U.S. Treasury, such as securities issued by the Small Business Administration, the General Services Administration, and Farmers Home Administration; others are supported by the right of the issuer to borrow from the Treasury, such as securities issued by Federal Home Loan Banks; while others are supported only by the credit of the agency or instrumentality and not by the Treasury, such as securities issued by the Federal National Mortgage Association. There can be no assurance that the U.S. Government will provide financial support to such an agency or instrumentality if it is not obligated to do so by law.

REPURCHASE AGREEMENTS - involve the purchase of obligations which the Fund is qualified to purchase and the simultaneous agreement to resell the same obligations on demand or at a future specified date and at an agreed upon price. Such transactions afford an opportunity for the Fund to earn a return which is only temporarily available.

NEGOTIABLE CERTIFICATES OF DEPOSIT - are certificates issued against funds deposited in a bank. They are for a definite period of time, earn a specified rate of return, and are negotiable.

BANKERS' ACCEPTANCES - are short-term credit instruments primarily used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

FIXED TIME DEPOSITS - represent funds deposited in a bank. They are for a definite period of time and earn a specified rate of return. Unlike negotiable certificates of deposit, they do not have a market, and they may be subject to penalties for early withdrawal of funds. Fixed time deposits are made in foreign branches of domestic banks and in foreign banks.

COMMERCIAL PAPER - refers to promissory notes issued by corporations to finance short-term credit needs.

CORPORATE DEBT SECURITIES - include bonds and notes issued by corporations to finance longer-term credit needs.

Description of A-1, A-2, and P-1, P-2 Commercial Paper Ratings:
--------------------------------------------------------------

     Commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Services has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3.

     The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

Description of Bond Ratings:
---------------------------

     Bonds rated AAA have the highest rating Standard & Poor's Ratings Services assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

     Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat large.

                        State Bond Cash Management Fund




AUGUST 23, 1996



TO THE SHAREHOLDERS:

On July 31, 1996, the State Bond Cash Management Fund (the "Fund") completed fourteen years of operations. We welcome the new shareholders who joined us during the year and thank all of our shareholders for their interest and support.

The Fund's investment objectives continue to be current income, preservation of principal, and liquidity. The Fund seeks to achieve these objectives through diversification and strong credit quality investments. At July 31, 1996, the portfolio held investments in fourteen different companies and U.S. Treasury Bills. The Fund's commercial paper holdings are all ranked in the top rating category by two or more of the following nationally recognized rating services:
Moody's Investor Services, Inc., Standard & Poor's Corporation, Fitch Investor Service, and Duff & Phelps Credit Rating Company.

During the Fund's fiscal year ended July 31, 1996, the Federal Reserve reversed its position of the previous year and became more accommodative, with reductions of .25% in December 1995 and January 1996 to the Federal Funds discount rate. These reductions in the Federal Funds discount rate also had the effect of reducing interest rates received on the Fund's investments.

Many investors have a portion of their assets in a money market fund because it offers good current yields, liquidity, and a number of shareholder services. We appreciate your investment in the Fund and look forward to continuing to serve your investment needs. Should you desire additional information, we welcome your inquiries.


Sincerely,



/s/ Keith O. Martens
-----------------------------------------
Keith O. Martens
Vice President

                        State Bond Cash Management Fund

                            Schedule of Investments

                                 July 31, 1996


                                                                                  PRINCIPAL
                                                                                    AMOUNT           VALUE
                                                                               -------------------------------

            COMMERCIAL PAPER (63.5%)

              American Express Credit Corporation, 5.30%, due 8/7/96           $    122,000     $     121,892
              Associates Corporation of North America, 5.27%, due 8/9/96            161,000           160,811
              Beneficial Corporation, 5.28%, due 8/6/96                             143,000           142,895
              CIT Group Holdings, Inc., 5.25%, due 8/2/96                           119,000           118,983
              Chevron Oil Finance Corporation, 5.28%, due 8/19/96                   161,000           160,575
              Deere and Company, 5.36%, due 8/5/96                                  140,000           139,916
              Ford Motor Credit Company, 5.35%, due 8/6/96                          156,000           155,884
              General Electric Capital Corporation, 5.27%, due 8/9/96               160,000           159,813
              GMAC, 5.52%, due 11/18/96                                             175,000           172,075
              Household Finance Corporation, 5.32%, due 8/20/96                     108,000           107,697
              IBM Corporation, 5.12%, due 8/1/96                                    160,000           160,000
              Norwest Financial, 5.34%, due 8/14/96                                 148,000           147,715
              Prudential Funding, 5.33%, due 8/26/96                                145,000           144,463
              Sears, 5.35%, due 8/12/96                                             161,000           160,737
                                                                                                -------------
            TOTAL COMMERCIAL PAPER (Cost $2,053,456)                                                2,053,456

            U.S. TREASURY BILLS (36.5%)

              4.86%, due 8/8/96                                                     500,000           499,527
              5.02%, due 8/22/96                                                    135,000           134,605
              4.91%, due 8/29/96                                                    550,000           547,900
                                                                                                -------------
            TOTAL U.S. TREASURY BILLS (Cost $1,182,032)                                             1,182,032
                                                                                                -------------
            TOTAL INVESTMENTS (100%) (Cost $3,235,488)                                          $   3,235,488
                                                                                                =============

         See accompanying notes.

                        State Bond Cash Management Fund

                      Statement of Assets and Liabilities

                                 July 31, 1996


          ASSETS
          Investment in securities, at amortized cost -
            see accompanying schedule                                $3,235,488

          Cash                                                            3,085
          Receivable for reimbursable expenses                            6,333
                                                                     ----------
          TOTAL ASSETS                                                3,244,906

          LIABILITIES
          Payable to affiliates                                           1,645
          Accrued expenses                                               24,493
                                                                     ----------
          TOTAL LIABILITIES                                              26,138
                                                                     ----------

          NET ASSETS, for 3,218,768 shares outstanding               $3,218,768
                                                                     ==========

          NET ASSET VALUE, offering and redemption price per
          share                                                      $     1.00
                                                                     ==========


See accompanying notes.



                        State Bond Cash Management Fund

                            Statement of Operations

                           Year Ended July 31, 1996

INVESTMENT INCOME
  Interest                                                $ 158,922
EXPENSES
  Investment advisory and management fees, net of Rule 12b-1
   plan fees                                                 11,817
  Rule 12b-1 plan fees                                        5,908
  Professional fees                                          12,131
  Printing expenses                                          10,924
  Transfer agent fees                                        24,262
  Custodian fees                                             17,198
  Directors' fees and expenses                                4,774
  Registration fees                                          18,369
                                                          ---------
   Total expenses before reimbursement                      105,383
   Less: expense reimbursement                              (81,687)
                                                          ---------
   Net expenses                                              23,696
                                                          ---------
Net investment income                                       135,226
                                                          ---------

Net increase in net assets resulting from operations      $ 135,226
                                                          =========

See accompanying notes.

                        State Bond Cash Management Fund

                       Statement of Changes in Net Assets


                                             YEAR ENDED JULY 31,
                                              1996          1995
                                          ---------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income                    $  135,226      $  109,688

Distributions to shareholders from:
 Net investment income                      (135,226)       (109,688)

Capital share transactions at net
 asset value of $1.00 per share:
  Proceeds from sales of shares            4,963,558       5,107,717
  Proceeds from reinvested distributions     165,074          98,558
  Cost of shares redeemed                 (4,627,488)     (4,508,194)
                                          ---------------------------
   Net increase in net assets resulting
    from share transactions                  501,144         698,081
                                          ---------------------------

Total increase in net assets                 501,144         698,081

NET ASSETS
Beginning of year                          2,717,624       2,019,543
                                          ---------------------------

End of year                               $3,218,768      $2,717,624
                                          ===========================

See accompanying notes.

                        State Bond Cash Management Fund

                              Financial Highlights


                                                                               YEAR ENDED JULY 31,
                                                                    1996     1995      1994     1993     1992
                                                                  --------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of year                                 $1.00    $1.00    $1.00     $1.00    $1.00
Income from investment operations:
  Net investment income                                              .05      .04      .03       .02      .04
Less distributions:
  From net investment income                                        (.05)    (.04)    (.03)     (.02)    (.04)
                                                                    -----------------------------------------
 Net asset value, end of year                                      $1.00    $1.00    $1.00     $1.00    $1.00
                                                                    =========================================

TOTAL RETURN                                                        4.72%    4.51%    2.54%     2.40%    3.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                            $3,219   $2,718   $2,020    $3,657   $4,770
Ratio of expenses to average net assets                              .80%     .80%     .80%      .80%     .90%
Ratio of net investment income to average net assets                4.58%    4.49%    2.55%     2.38%    3.71%
Ratio of expenses to average net assets before
 voluntary expense reimbursement                                    3.57%    3.83%    3.38%     2.54%    1.99%
Ratio of net investment income to average net
 assets before voluntary expense reimbursement                      1.81%    1.46%    (.01%)     .64%    2.91%

See accompanying notes.

                        State Bond Cash Management Fund

                         Notes to Financial Statements

                                 July 31, 1996

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The State Bond Cash Management Fund (the "Fund") is the only investment portfolio of State Bond Money Funds, Inc., which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The primary investment objective of the Fund is to maximize current income, preserve capital, and maintain liquidity. The Fund invests exclusively in money market instruments maturing in twelve months or less.

ARM Financial Group, Inc. ("ARM") completed the acquisition of substantially all of the assets and business operations of SBM Company ("SBM") on June 14, 1995. As part of this acquisition, ARM Capital Advisors, Inc. ("ARM Capital Advisors"), a subsidiary of ARM, assumed the responsibilities of SBM as manager of the Fund. The Investment Advisory and Management Agreement between the Fund and ARM Capital Advisors contains the same material terms and conditions (including the fees payable to ARM Capital Advisors) as were contained in the Fund's prior Investment Advisory and Management Agreement with SBM.

As part of the acquisition, ARM acquired all of the issued and outstanding common stock of SBM Financial Services, Inc. ("SBM Financial Services"), the Fund's distributor. Effective February 1, 1996, ARM Transfer Agency, Inc. ("ARM Transfer Agency") replaced SBM Financial Services as transfer agent for the Fund. ARM Transfer Agency assumed SBM Financial Services' responsibility pursuant to a transfer agency agreement with the Fund. ARM Transfer Agency is a wholly owned subsidiary of ARM.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for investment companies.

INVESTMENTS IN SECURITIES

The Fund uses the amortized cost method for valuing portfolio securities in accordance with Rule 2a-7 of the 1940 Act. Security transactions are accounted for as of the trade date. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.

                        State Bond Cash Management Fund

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAX STATUS AND RELATED MATTERS

The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed its taxable net investment income. Therefore, no provision for federal or state income tax is required.

The aggregate cost of investments in securities is the same for book and tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and distributed monthly. Dividends are recorded on the ex-dividend date.

2.  INVESTMENT ADVISORY AGREEMENT AND PAYMENTS TO RELATED PARTIES

ARM Capital Advisors is the Fund's investment adviser. The investment advisory fee is computed at the annual rate of .60% of average daily net assets of the Fund. Included in the investment advisory fee is .20% of the average daily net assets which ARM Capital Advisors pays to SBM Financial Services under a Rule 12b-1 plan of share distribution. ARM Capital Advisors has voluntarily undertaken to reimburse the Fund for any expenses in excess of .80% of the average daily net assets for the fiscal years ended 1996, 1995, 1994, and 1993 and .90% for the fiscal year ended 1992, despite the fact that higher expenses may be permitted by state law.

Certain officers and directors of the Fund are also officers of ARM, ARM Capital Advisors, ARM Transfer Agency, and SBM Financial Services.

3.  CAPITAL SHARES

At July 31, 1996, the Fund had authority to issue twenty billion shares of common stock, each with a par value of $.00001.

4.  SUBSEQUENT EVENT

On August 26, 1996, the Board of Directors of the Fund approved a proposal to reorganize the Fund. The reorganization will involve the sale of the Fund's assets, subject to certain liabilities, to Automated Cash Management Trust (the "Federated Fund"), a mutual fund advised by Federated Investors. Shares of the Fund would be exchanged at net asset value for shares of equivalent value of the Federated Fund. The reorganization transaction is subject to approval by Fund shareholders and to certain other conditions prior to closing, including the receipt of an opinion as to the tax-free nature of the reorganization for the Fund, the Federated Fund and their respective shareholders. No sales charges would be imposed on the proposed reorganization.

                        Report of Independent Auditors

Board of Directors and Shareholders
State Bond Cash Management Fund

We have audited the accompanying statement of assets and liabilities including the schedule of investments of the State Bond Cash Management Fund (the "Fund") as of July 31, 1996 and the related statements of operations for the year then ended and changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the three years in the period ended July 31, 1994 of the State Bond Cash Management Fund were audited by other auditors whose report dated August 26, 1994 expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Bond Cash Management Fund at July 31, 1996, and the results of its operations for the year then ended, and changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                                /s/Ernst & Young LLP


Kansas City, Missouri
August 28, 1996

                                    PART C
                               OTHER INFORMATION

                        STATE BOND CASH MANAGEMENT FUND


Item 24.  Financial Statements and Exhibits
-------------------------------------------

     (a)  Financial Statements and Report of Independent Auditors:
           Contained in Part A:
                        Financial Highlights for each year in the ten year period ended July 31, 1996
           Contained in Part B:
                        Schedule of Investments - July 31, 1996
                        Statement of Assets and Liabilities - July 31, 1996 Statement of Operations - Year ended July 31, 1996 Statement of Changes in Net Assets - Years ended July 31, 1996 and 1995
                        Financial Highlights for each year in the five year period ended July 31, 1996
                        Notes to Financial Statements
                        Report of Independent Auditors

     (b)  Exhibits
          (1) Articles of Incorporation - filed as an exhibit to Post-Effective Amendment No. 14 to Form N1-A Registration Statement of this Registrant on September 29, 1995, File Nos. 2-74561 and 811-3299.
          (2)    By-laws - filed as an exhibit to Post-Effective Amendment
                 No. 14 to Form N1-A Registration Statement of this Registrant on September 29, 1995, File Nos. 2-74561 and 811-3299.
          (3)    Not applicable.
          (4) See generally Article IV of the Articles of Incorporation, and Articles II and VII of the Bylaws, filed as exhibits to Post-Effective Amendment No. 14 to Form N1-A Registration Statement of this Registrant on September 29, 1995, File Nos. 2-74561 and 811-3299.
          (5) Investment Advisory Contract - filed as an exhibit to Post-Effective Amendment No. 14 to Form N1-A Registration Statement of this Registrant on September 29, 1995, File Nos. 2-74561 and 811-3299.
          (6)    (a)  Underwriting Agreement - filed as an exhibit to Post-
                      Effective Amendment No. 14 to Form N1-A Registration Statement of this Registrant on September 29, 1995, File Nos. 2-74561 and 811-3299.
                 (b) Form of Agreements between principal underwriter and dealers -filed as an exhibit to the Registration Statement on Form N-1A of State Bond Securities Funds, Inc., on September 28, 1993, File No. 2-30162 and incorporated herein by reference.
          (7)    Not applicable.
          (8)    Custodian Agreement - filed as an Exhibit hereto.
          (9)    Transfer Agent Agreement - filed as an Exhibit hereto.
          (10) Opinion of Counsel - filed as an exhibit to Post-Effective Amendment No. 14 to Form N1-A Registration Statement of this Registrant on September 29, 1995, File Nos. 2-74561 and 811-3299.
          (11) Consent of Ernst & Young LLP dated September 30, 1996, filed as an Exhibit hereto.
          (12)   Not applicable.
          (13) Agreement Regarding Initial Capital - filed as an exhibit to Pre-Effective Amendment No. 1 to Form N-1A on February 23, 1982, File No. 2-74561, and incorporated herein by reference.
          (14) Copy of prototype defined contribution plan - filed as an exhibit to the Registration Statement on Form N-1A of State Bond Securities Funds, Inc., on September 28, 1993, File No. 2-30162 and incorporated herein by reference.

          (15) Plan pursuant to Rule 12b-1 - filed as an exhibit to Post-Effective Amendment No. 14 to Form N1-A Registration Statement of this Registrant on September 29, 1995, File Nos. 2-74561 and 811-3299.
          (16)  Not applicable.
          (17) Other Exhibits - Power of Attorney dated July 31, 1995, filed as an exhibit to Post-Effective Amendment No. 14 to Form N1-A Registration Statement of this Registrant on September 29, 1995, File Nos. 2-74561 and 811-3299.
          (18)  Not applicable.
          (27)  Financial Data Schedule - filed as an Exhibit hereto.

Item 25.  Persons Controlled by or under Common Control with Registrant
-----------------------------------------------------------------------
       None


Item 26.  Number of Holders of Securities
-----------------------------------------
                                                 Number of Record Holders
          Title of Class                          (within last 90 days)
          --------------                         ------------------------
    Capital Stock--$.00001 par value             599 as of August 31, 1996


Item 27.  Indemnification
-------------------------

     Article VII, Section 1 of the Amended and Restated Articles of Incorporation of the Registrant provides that the Registrant shall indemnify its directors and officers, whether serving the Registrant or at its request any other entity, to the full extent permitted by the laws of the State of Maryland. This indemnification shall not protect any director or officer against liability to the Registrant or its shareholders to which he otherwise would be subject by reason of willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Section 6.01 of the By-Laws of the Registrant provides that the Registrant shall indemnify any person who was or is a party or is threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative (other than a proceeding by or in the right of the Registrant in which such person shall have been adjudged to be liable to the Registrant), by reason of being or having been a director or officer of the Registrant, or serving or having served at the request of the Registrant as a director, officer, partner, trustee, employee or agent of another entity in which the Registrant has an interest as a shareholder, creditor or otherwise (a "Covered Person"), against all liabilities and penalties, and reasonable expenses (including attorney's fees) actually incurred by the Covered Person in connection with such action, suit or proceeding, except (i) liability in connection with any proceeding in which it is determined that (A) the act or omission of the Covered Person was material to the matter giving rise to the proceeding, and was committed in bad faith or was the result of active and deliberate dishonesty, or (B) the Covered Person actually received an improper personal benefit in money, property or services, or (C) in the case of any criminal proceeding, the Covered Person had reasonable cause to believe that the act or omission was unlawful and (ii) liability to the Corporation or its security holders to which the Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Article VII, Section 2 of the Amended and Restated Articles of Incorporation of the Registrant provides that no director or officer of the Registrant shall be personally liable to the Registrant or its security holders for money damages, to the full extent permitted by Maryland law and the Investment Company Act of 1940.

     Pursuant to the Registrant's agreement with its principal underwriter, the Registrant has agreed to indemnify the underwriter from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which it or any controlling person may incur, under the Investment Company Act of 1940, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading; provided, however, that the indemnity agreement, to the extent that it might require indemnity of any person who is a controlling person and who is also a director of the Registrant, may not inure to the benefit of such person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent, that such result would not be against public policy as expressed in the Investment Company Act of 1940; and further provided that in no event shall any thing contained in the indemnity agreement be so construed as to protect the underwriter against any liability to the Registrant or its security holders to which the underwriter would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of any obligations and duties under the underwriting agreement.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Registrant, its investment adviser, and its principal underwriter have obtained directors and officers and errors and omissions liability insurance insuring the activities of the Registrant, the investment advisory activities of the investment adviser, and the activities of the principal underwriter as distributor of investment company securities.

Item 28.  Business and Other Connections of Investment Adviser
--------------------------------------------------------------

ARM Capital Advisors, Inc., the Registrant's investment adviser, is a registered investment adviser providing investment management services to investment companies and institutional and individual companies.

The business, profession, vocation or employment of a substantial nature which each director or officer of the investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee is as follows:

                                             Position and Offices
Name and Principal Business Address*         with Adviser
------------------------------------         --------------------

John Franco                                  Director and Co-Chief
Co-Chief Executive Officer                   Executive Officer

Martin H. Ruby                               Director and Co-Chief
Co-Chief Executive Officer                   Executive Officer

Emad A. Zikry                                Director, President and
Since October 1994:                          Chief Investment Officer
Executive Vice President-Chief
Investment Officer
200 Park Avenue, 20th Floor
New York NY 10166
1992-October 1994:
President-Chief Investment Officer
Klienwort Benson Investment Management
Americas Inc.

200 Park Avenue, 20th Floor
New York NY 10166

Keith O. Martens                        Senior Vice President
Since June 1995:                        and Senior Portfolio
200 Park Avenue, 20th Floor             Manager
New York NY 10166
1969-June 1995:
Executive Vice President-Investments
SBM Company
8400 Normandale Lake Boulevard
Suite 1150
Minneapolis MN 55437

Robert E. Mackey                        Chief Operating Officer
Since January 1995:
200 Park Avenue, 20th Floor
New York NY  10166
1993-December 1994:
Sr. Portfolio Manager-Client
Services Manager-Managing Director
Kleinwort Benson Investment Management
Americas Inc.
200 Park Aveneu, 20th Floor
New York NY  10166

Robert L. Maddox                        Chief Compliance Officer
Since October 1995:                     and Secretary
Legal Officer and Assistant Counsel
1994-October 1995:
Assistant General Counsel
Providian Corp.
400 West Market Street
Louisville KY  40202

Peter S. Resnik                         Treasurer
Treasurer

Barry G. Ward                           Controller
Controller

Rose M. Culbertson                      Tax Officer
Tax Officer

Kevin Howard                            Assistant Secretary
Legal Officer and Assistant Counsel

*All addresses are ARM Financial Group, Inc., 515 W. Market Street, 8th Floor, Louisville KY 40202. Unless otherwise indicated, each individual has been employed by ARM Financial Group or its predecessor-in-interest, Analytical Risk Management, Ltd., for the last two years.


Item 29.  Principal Underwriters
--------------------------------

     (a) SBM Financial Services, Inc. acts as principal underwriter for the Fund, and for each of the following investment companies:

              State Bond Investment Funds, Inc.
              (State Bond Diversified Fund Portfolio)
              State Bond Equity Funds, Inc.
              (State Bond Common Stock Fund Portfolio)
              State Bond Income Funds, Inc.
              (State Bond U.S. Government and Agency Securities Fund Portfolio) State Bond Tax-Free Income Funds, Inc.
              (State Bond Minnesota Tax-Free Income Fund Portfolio)
              State Bond Municipal Funds, Inc.
              (State Bond Tax Exempt Fund Portfolio)
              SBM Certificate Company

     (b) The following table sets forth information concerning each director, officer or partner of the principal underwriter.

Name and Principal      Positions & Offices     Positions & Offices
Business Address          with Underwriter       with Registrant
------------------      -------------------     -------------------

John R. McGeeney*       Director, Secretary,    None
                        General Counsel and
                        Compliance Officer

Edward J. Haines*       Director and President  None

Walter W. Balek***      Vice President          None

Dale C. Bauman***       Vice President          President

Robert Bryant           Vice President          None
1550 East Shaw, #120
Fresno CA 93710

Ronald Geiger***        Vice President          None

Peter S. Resnik*        Treasurer               Treasurer

Barry G. Ward*          Controller              Controller

William H. Guth**       Operations Officer      None

David L. Anders**       Marketing Officer       None

Rose M. Culbertson*     Tax Officer             None

Robert L. Maddox*       Assistant Secretary     None

Sheri L. Bean*          Assistant Secretary     None

*    Address is 515 W. Market Street, 8th Floor, Louisville KY 40202
**   Address is 200 East Wilson Bridge Road, Worthington OH 43085
***  Address is 100 North Minnesota Street, New Ulm, MN 56073

     (c)  Not applicable.


Item 30.  Location of Accounts and Records
------------------------------------------

     Investors Fiduciary Trust Company
     127 West 10th Street
     Kansas City, MO  64105-1716

     SBM Financial Services, Inc
     100 North Minnesota Street
     New Ulm, MN  56073

Item 31.  Management Services
-----------------------------

     None


Item 32.  Undertakings
----------------------

     None

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Louisville and State of Kentucky, on the 30th day of September, 1996.


                                      STATE BOND MONEY FUNDS, INC.


                                      By:   /s/ Kevin L. Howard
                                      ------------------------------------------
                                      Kevin Howard, Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures                       Title                           Date
----------                       -----                           ----

  /s/ Dale Bauman                President                       September 30,
--------------------             (Principal Executive            1996
                                 Officer)


  /s/ Peter Resnik               Treasurer                       September 30,
--------------------             (Principal Financial            1996
                                 Officer)


  /s/ Barry G. Ward              Controller                      September 30,
--------------------             (Principal Accounting           1996
                                 Officer)

         *                       Director
--------------------
(William B. Faulkner)


         *                       Director
--------------------
(John R. Lindholm)


         *                       Director
--------------------
(John Katz)


         *                       Director
--------------------
(Theodore S. Rosky)

*   This Amendment has been signed
    by each of the persons so indicated
    by the undersigned as Attorney-in-Fact.


*By:    /s/ Kevin L. Howard                           September 30, 1996
    ---------------------------------------